UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ANDINA ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

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ANDINA ACQUISITION CORP. II

250 West 57th Street, Suite 2223

New York, New York 10107

To the Shareholders of Andina Acquisition Corp. II:

You are cordially invited to attend the 2017 annual general meeting of shareholders (the “Meeting”) of Andina Acquisition Corp. II (the “Company”, “we”, “us” or “our”) to be held on Thursday, June 29, 2017 at 10:00 a.m., local time, at the offices of Graubard Miller, located at 405 Lexington Avenue, 11th Floor, New York, New York 10174 to consider and vote upon the following proposals:

1.	To elect one director to serve as Class A director on the Company’s Board of Directors (the “Board”) until the 2020 annual general meeting of shareholders or until his successor is elected and qualified; and

2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the financial year ending November 30, 2017.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on June 2, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Meeting for a more complete statement of matters to be considered at the Meeting.

By Order of the Board,

/s/ Julio A. Torres

Chief Executive Officer

This proxy statement is dated June 8, 2017

and is being mailed with the form of proxy on or shortly after such date.

IMPORTANT

Whether or not you expect to attend the Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Meeting or vote in person at the Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

ANDINA ACQUISITION CORP. II

250 West 57th Street, Suite 2223

New York, New York 10107

NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 29, 2017

To the Shareholders of Andina Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that the 2017 annual general meeting of shareholders (the “Meeting”) of Andina Acquisition Corp. II, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on Thursday, June 29, 2017 at 10:00 a.m., local time, at the offices Graubard Miller, located at 405 Lexington Avenue, 11th Floor, New York, New York 10174, to consider and vote upon the following proposals:

1.

To elect one director to serve as Class A director on the Company’s Board of Directors (the “Board”) until the 2020 annual general meeting of shareholders or until his successor is elected and qualified; and

2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the financial year ending November 30, 2017.

Only shareholders of record of the Company as of the close of business on June 2, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Meeting in person, it is strongly recommended you complete and return your proxy card before the Meeting date to ensure that your shares will be represented at the Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/andinaacquisition/2017.

By Order of the Board,

/s/ Julio A. Torres

Chief Executive Officer

June 8, 2017

ANDINA ACQUISITION CORP. II

250 West 57th Street, Suite 2223

New York, New York 10107

PROXY STATEMENT

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be held on Thursday, June 29, 2017, at 10:00 a.m., local time at the offices of Graubard Miller

405 Lexington Avenue, 11th Floor

New York, New York 10174

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Andina Acquisition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” us,” and “our”), for use at the annual general meeting of shareholders (the “Meeting”) to be held on Thursday, June 29, 2017 at 10:00 a.m., local time, at the offices of Graubard Miller located at 405 Lexington Avenue, 11th Floor, New York, New York 10174, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This proxy statement and the enclosed proxy card are first being sent to the Company’s shareholders on or about June 2, 2017.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended November 30, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2017.

What proposals will be addressed at the Meeting?

Shareholders will be asked to consider the following proposals at the Meeting:

1.	To elect one director to serve as Class A director on the Board until the 2020 annual general meeting of shareholders or until his successor is elected and qualified; and

2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending November 30, 2017.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that shareholders vote “FOR” the nominee for Director and “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm.

Who may vote at the Meeting?

Shareholders who owned the Company’s ordinary shares, par value $.0001 per share, as of the close of business on June 2, 2017 are entitled to vote at the Meeting. As of the Record Date, there were 5,310,000 ordinary shares issued and outstanding.

How many shares must be present to hold the Meeting?

Your shares are counted as present at the Meeting if you attend the Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On June 2, 2017, there were 5,310,000 ordinary shares outstanding and entitled to vote.

In order for us to conduct the Meeting, the holders of a majority of our issued and outstanding ordinary shares as of June 2, 2017 must be present at the Meeting. This is referred to as a quorum. Consequently, the holders of 2,665,001 of ordinary shares must be present at the Meeting to constitute a quorum.

How many votes do I have?

Each ordinary share is entitled to one vote on each matter that comes before the Meeting. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Mauricio Orellana, the Company’s Chief Financial Officer, and Eric Carrera, the Company’s Senior Vice President, as your representatives, at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Orellana and Mr. Carrera to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a shareholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●

In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Marcum LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Meeting and voting in person if you are a shareholder of record. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Andina Acquisition Corp. II, 250 West 57th Street, Suite 2223, New York, New York 10107, a written notice of revocation prior to the Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for the director nominee and Marcum LLP as the Company’s independent registered public accountant for the fiscal year ending November 30, 2017.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

THE MEETING

We are furnishing this proxy statement to you as a shareholder of Andina Acquisition Corp. II as part of the solicitation of proxies by our Board for use at our Meeting to be held on Thursday, June 29, 2017, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Meeting

The Meeting will be held at the offices of Graubard Miller located at 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Thursday, June 29, 2017, at 10:00 a.m., local time. You are cordially invited to attend the Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect a director to serve as Class A director on the Board until the 2020 annual general meeting of shareholders or until his successor is elected and qualified; and

●	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending November 30, 2017.

Record Date, Voting and Quorum

Our Board fixed the close of business on June 2, 2017, as the Record Date for the determination of holders of our outstanding ordinary shares entitled to notice of and to vote on all matters presented at the Meeting. As of the record date, there were 5,310,000 ordinary shares issued and outstanding and entitled to vote. Each ordinary share entitles the holder thereof to one vote.

The holders of 2,665,001 ordinary shares entitled to vote, present in person or represented by proxy at the Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Meeting by the holders of ordinary shares entitled to vote in the election is required to elect directors.

The approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the ordinary shares present in person or represented by proxy and entitled to vote on this matter at the Meeting.

Voting

You can vote your shares at the Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Messrs. Orellana and Carrera to act as your proxy at the Meeting. One of them will then vote your shares at the Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Meeting.

Alternatively, you can vote your shares in person by attending the Meeting. You will be given a ballot at the Meeting.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Messrs. Orellana and Carrera.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the Director and “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Meeting. A proxy may be revoked by filing with our transfer agent either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares. Additionally, a proxy may be revoked by attending the Meeting and voting in person.

Simply attending the Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Meeting

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Andina Acquisition Corp. II as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Other Business

We are not currently aware of any business to be acted upon at the Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual general meeting and with respect to any other matters which may properly come before the Meeting. If other matters do properly come before the Meeting, or at any adjournment(s) or postponement(s) of the Meeting, we expect that our ordinary shares, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at 250 West 57th Street, Suite 2223, New York, New York 10107. Our telephone number at such address is (212) 203-4624.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Julio A. Torres	50	Chief Executive Officer and Director
Mauricio Orellana	52	Chief Financial Officer and Director
Eric Carrera	28	Senior Vice President
Marjorie Hernandez	36	Secretary and Treasurer
B. Luke Weil	37	Director (Non-Executive Chairman)
Matthew S. N. Kibble	38	Director
Edward G. Navarro	62	Director

Julio A. Torres has served as our Chief Executive Officer and a member of our board of directors since August 2015. Since March 2013, Mr. Torres has served as the managing partner at Multiple Equilibria Capital, a financial advisory firm. From October 2011 through January 2013, Mr. Torres served as Co-Chief Executive Officer of Andina Acquisition Corp. (“Andina 1”). He also served as a member of the board of Andina 1 from October 2011 until its merger in December 2013 with Tecnoglass Inc. and has continued to serve on the board of Tecnoglass Inc. since such time. From March 2008 to February 2013, Mr. Torres served as managing director of Nexus Capital Partners, a private equity firm. From April 2006 to February 2008, Mr. Torres served with the Colombian Ministry of Finance acting as director general of public credit and the treasury. From June 2002 to April 2006, Mr. Torres served as managing director of Diligo Advisory Group, an investment banking firm. From September 1994 to June 2002, Mr. Torres served as vice president with JPMorgan Chase Bank. Mr. Torres graduated from the Universidad de los Andes and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a master in public administration from the J.F. Kennedy School of Government at Harvard University.

We believe Mr. Torres is well-qualified to serve as a member of our board of directors due to his operational experience with Nexus Capital Partners, his work with the Colombian government, his extensive contacts he has fostered while working at Nexus Capital Partners, JPMorgan Chase Bank and in the Colombian government and his prior experience with Andina 1.

Mauricio Orellana has served as our Chief Financial Officer and a member of our board of directors since August 2015. Since 2013, Mr. Orellana has served as a financial consultant to companies in Latin America in the media, infrastructure and services sectors. From 2005 to 2013, Mr. Orellana was a Managing Director at Stephens Inc., a private investment banking firm. From 2000 to 2005, Mr. Orellana was a Vice President and Managing Director at Cori Capital Partners, L.P., a financial services firm. Prior to this, he served as Investment Officer for Emerging Markets Partnership and Inter-American Investment Corporation, each private investment firms. Mr. Orellana received a degree in electrical engineering from the Universidad Central de Venezuela and an M.B.A. from the Instituto de Education Superior de Administracion.

We believe Mr. Orellana is well-qualified to serve as a member of our board of directors due to his financial background and knowledge of companies in the Andean region.

Eric Carrera has served as our Senior Vice President since August 2015. Since May 2015, Mr. Carrera has served as a financial consultant to Hydra Management LLC, an asset management firm. Since February 2015, Mr. Carrera has also served as a financial analyst to Runa LLC, a beverage company that processes and sells guayusa in the United States and Ecuador. From June 2011 to February 2015, Mr. Carrera was an international business development associate with Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From September 2011 to December 2013, Mr. Carrera also acted as an advisor to Andina 1. Mr. Carrera received a B.S. from Boston University School of Management. Mr. Carrera is also a CFA charterholder.

Marjorie Hernandez has served as our Secretary since August 2015 and as our Treasurer since October 2015. Since June 2008, Ms. Hernandez has served as Senior Vice President, FX Strategist, Latin America for HSBC Securities (USA), Inc. Prior to this, from April 2005 to June 2008, she was the lead analyst for HSBC covering Colombia, Peru, Ecuador and Venezuela. From July 2003 to April 2005, Ms. Hernandez was a Senior Program Associate, public policy, for Council of the Americas, a forum dedicated to education, debate, and dialogue in the Americas aimed at fostering an understanding of the contemporary political, social, and economic issues confronting Latin America, the Caribbean, and Canada, and to increase public awareness and appreciation of the diverse cultural heritage of the Americas and the importance of the inter-American relationship. Ms. Hernandez received a B.A. from Columbia University.

B. Luke Weil served as our Chief Executive Officer from our inception until August 2015, has served as a member of our Board of Directors since our inception and has served as Non-Executive Chairman of the Board since February 2016. In October 2014, he founded the Long Island Marine Purification Initiative, a non-profit foundation established to improve the water quality on Long Island, New York, and has served as its Chairman since such time. In November 2012, he also co-founded Rios Nete, a clinic in the upper amazon region of Peru. From 2008 to 2013, Mr. Weil was Vice President, International Business Development — Latin America for Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From January 2013 until its merger in December 2013, Mr. Weil served as Chief Executive Officer of Andina 1 and previously served as a member of its board from September 2011 until March 2012. From 2006 to 2008, Mr. Weil attended Columbia Business School. From January 2004 to January 2006, Mr. Weil served as an associate of Business Strategies & Insight, a public affairs and business consulting firm. In January 2007, Mr. Weil pleaded guilty to two counts of misdemeanor assault in connection with physical altercations that took place in 2004 and 2006. From June 2002 to December 2004, Mr. Weil served as an analyst at Bear Stearns. From September 1998 to May 2002, Mr. Weil attended Brown University. Mr. Weil received a B.A. from Brown University and an M.B.A. from Columbia Business School.

We believe Mr. Weil is well-qualified to serve as a member of our Board due to his contacts and prior experience with Andina I.

Matthew S. N. Kibble has served as a member of our Board since August 2015. In November 2013, Mr. Kibble founded Australy International LLC, a boutique investment bank, and has served as a Partner since. Since July 2013, he has also served as Principal and an advisor to Cap-Meridian Ventures, a venture capital firm. From October 2010 to July 2013, Mr. Kibble was the Founder and Chief Operating Officer of Everlight Capital, LLC, a boutique investment bank. From June 2009 to June 2010, Mr. Kibble served as Executive Director of The Westrock Group, Inc., a broker-dealer and asset management firm. From November 2005 to May 2009, Mr. Kibble was with JPMorgan Securities Inc. where he worked in the institutional equities and derivatives section. Prior to this, Mr. Kibble was an analyst at JPMorgan Chase and GMCG, LLC. Mr. Kibble received a Bachelor of Science and a Bachelor of Commerce from the University of Queensland in Australia.

We believe Mr. Kibble is well-qualified to serve as a member of our Board due to his contacts and background in investment banking.

Edward G. Navarro has served as a member of our Board since October 2015 and served as Non-Executive Chairman from October 2015 to February 2016. Since November 2014, Mr. Navarro has served as the President of Engage Insurance Group Inc., an insurance agency he founded involved in multi-risk insurance placements. From July 2013 to November 2014, Mr. Navarro acted as a consultant for several companies. From December 2010 to July 2013, Mr. Navarro was with Starr Companies, a global insurance and financial services organization, most recently acting as Head of International Insurance Operations. From November 2008 to December 2010, Mr. Navarro served as Global Head, Accident and Health Business for Zurich Insurance Group, a Swiss insurance company. From October 2005 to November 2008, Mr. Navarro served as Vice President, Regional Head Insurance, for Citibank N.A. in Singapore. Prior to this, Mr. Navarro served in various positions with Prudential Plc and its affiliates.

We believe Mr. Navarro is well-qualified to serve as a member of our Board due to his operational experience and extensive contacts.

Audit Committee

Effective November 24, 2015, we established an audit committee of the board of directors, which consists of B. Luke Weil, Matthew S. N. Kibble and Edward G. Navarro, each of whom is an independent director under the Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Edward G. Navarro qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective November 24, 2015, we have established a nominating committee of the board of directors, which consists of B. Luke Weil, Matthew S. N. Kibble and Edward G. Navarro, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

Compensation Committee

Effective November 24, 2015, we established a compensation committee of the board of directors, which consists of B. Luke Weil, Matthew S. N. Kibble and Edward G. Navarro, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended November 30, 2016, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Ethics

On November 24, 2015, our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Additionally, we may pay consulting fees to our officers, directors, shareholders or their affiliates for assisting us in consummating our initial business combination in an amount not to exceed an aggregate of $500,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of June 2, 2017, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon exercise of our outstanding warrants or rights as such securities are not exercisable or convertible within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class

Julio A. Torres	46,798		*
Mauricio Orellana	91,473		1.7%
Eric Carrera	13,600	(2)	*
Marjorie Hernandez	74,438		1.4%
B. Luke Weil	501,890	(3)	9.5%
Matthew S. N. Kibble	28,500		*
Edward G. Navarro	7,000		*
Barry Rubenstein(4)	338,701	(5)	6.4%
Marilyn Rubenstein(4)	338,701	(6)	6.4%
Polar Asset Management Partners Inc.(7)	800,000		15.1%
Davidson Kempner Capital Management LP(8)	399,000		7.5%
Basso Capital Management, L.P.(9)	292,404		5.5%
All directors and executive officers as a group (seven individuals)	763,699		14.4%

*Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Andina Acquisition Corp. II, 250 West 57th Street, Suite 2223, New York, New York 10107.

(2)	Includes 10,000 shares that will vest in full upon consummation of our initial business combination provided he is still affiliated with us at such time.

(3)	Includes an aggregate of 63,000 ordinary shares held by two limited liability companies that Mr. Weil Controls. Does not include the ordinary shares he may receive in the event that Eric Carrera’s shares do not vest as described in footnote 3 above.

(4)	The business address of Barry Rubenstein and Marilyn Rubenstein is 68 Wheatley Road, Brookville, New York 11545. Information derived from a Schedule 13G filed on December 7, 2015.

(5)	Represents ordinary shares held by Woodland Partners, Woodland Venture Fund and Seneca Ventures. Barry Rubenstein is a general partner of Woodland Partners, Woodland Venture Fund and Seneca Ventures, and an officer and director of Woodland Services Corp. Mr. Rubenstein is the husband of Marilyn Rubenstein.

(6)	Represents ordinary shares held by Woodland Partners, Woodland Venture Fund and Seneca Ventures. Marilyn Rubenstein is a general partner of Woodland Partners and an officer of Woodland Services Corp. Marilyn Rubenstein is the wife of Barry Rubenstein.

(7)	The business address of Polar Securities Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Information derived from a Schedule 13G filed on December 10, 2015.

(8)	The business address of Davidson Kempner Capital Management LP is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022. Information derived from a Schedule 13G filed on December 7, 2015.

(9)	Represents ordinary shares held by Basso SPAC Fund LLC. Basso Management, LLC is the manager of Basso SPAC Fund LLC. Basso Capital Management, L.P. serves as the investment manager of Basso SPAC Fund LLC. Basso GP, LLC is the general partner of Basso Capital Management, L.P. Mr. Fischer is the sole portfolio manager for Basso SPAC Fund LLC, the Chief Executive Officer and a founding managing partner of Basso Capital Management, L.P., and a member of each of Basso Management, LLC and Basso GP, LLC. Accordingly, each of Basso Management, LLC, Basso Capital Management, L.P., Basso GP, LLC and Mr. Fischer may be deemed to indirectly beneficially own the ordinary shares reported herein. The business address of each of the reporting persons is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902. Information derived from a Schedule 13G filed on November 10, 2016.

All of the shares held by our officers and directors (the “insider shares”) have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. On December 4, 2015, the underwriters advised us that the over-allotment option would not be exercised. As a result, 150,000 insider shares were released from escrow and we repurchased such shares for an aggregate purchase price of $0.01.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by certain pledges to secure obligations incurred in connection with purchases of our securities, (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased or (vii) to us for no value for cancellation in connection with the consummation of our initial business combination, in each case (except for clause (vii)) where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as our shareholders, including, without limitation, the right to vote their ordinary shares and the right to receive cash dividends, if declared. If dividends are declared and payable in ordinary shares, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate the trust account, none of our initial shareholders will receive any portion of the liquidation proceeds with respect to their insider shares.

Equity Compensation Plans

As of June 2, 2017, we had no compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Insider Shares

In July 2015, the Company issued 1,150,000 insider shares to the Company’s shareholders prior to its initial public offering (the “Initial Shareholders”) for an aggregate purchase price of $25,000. The insider shares included an aggregate of up to 150,000 shares that were subject to compulsory repurchase for an aggregate purchase price of $0.01 to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Initial Shareholders would collectively own 20.0% of issued and outstanding shares after the initial public offering (excluding the sale of Private Placement Units sold in a private placement that occurred simultaneously with the closing of the initial public offering). On December 4, 2015, the underwriters advised the Company that the over-allotment option would not be exercised. As a result, 150,000 insider shares were compulsory repurchased in December 2015.

The insider share are identical to the ordinary shares included in the Units sold in the initial public offering. However, the Initial Shareholders have agreed (A) to vote their insider shares (as well as any shares acquired after the initial public offering) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the amended and restated memorandum and articles of association with respect to pre-business combination activities prior to the consummation of such a business combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares into the right to receive cash from the trust account in connection with any such vote, (C) not to convert any insider shares (as well as any other shares acquired after the initial public offering) into the right to receive cash from the trust account in connection with a shareholder vote to approve a proposed initial business combination (or sell any shares they hold to the Company in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of the amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity and (D) that the insider shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, the Initial Shareholders have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of initial business combination and the date on which the closing price of Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of initial business combination, or earlier, in either case, if, subsequent to initial business combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private Units

Simultaneously with the initial public offering, the Initial Shareholders and EarlyBirdCapital, Inc. purchased an aggregate of 310,000 units (“private units”) for a total purchase price of $3,100,000 on a private placement basis. The private units are identical to the units sold in the initial public offering except the warrants included in the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, because the warrants included in the private units were issued in a private transaction, the holders and their transferees will be allowed to exercise such warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. Furthermore, the purchasers have agreed (A) to vote the private shares in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Company’s amended and restated memorandum and articles of association with respect to its pre-business combination activities prior to the consummation of such a business combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote, (C) not to convert any private shares for cash from the trust account in connection with a shareholder vote to approve a proposed initial business combination (or to sell such shares to the Company in any tender offer the Company may engage in) or a vote to amend the provisions of the Company’s amended and restated memorandum and articles of association relating to shareholders’ rights or pre-business combination activity and (D) that the shares included in the private units shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the private units or underlying securities (except to certain permitted transferees) until the completion of an initial business combination.

Due to related party

Prior to the closing of the initial public offering, B. Luke Weil advanced an aggregate of approximately $139,000 to cover expenses related to the Company’s formation and the initial public offering. The Company repaid this amount on December 1, 2015 from the proceeds received upon closing of the initial public offering.

On April 28, 2017, the Company issued a $100,000 convertible promissory note to A. Lorne Weil (the “Lender”), an initial shareholder of the Company and the father of B. Luke Weil to evidence a loan made by the Lender to the Company. The loan is unsecured, non-interest bearing and is payable at the consummation by the Company of a business combination. Upon consummation of a business combination, the principal balance of the note may be converted, at the holder’s option, to units at a price of $10.00 per unit. The terms of the units will be identical to the units issued by the Company in its initial public offering, except the warrants included in such units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Lender or his permitted transferees. If the Lender converts the entire principal balance of the convertible promissory note, he would receive 10,000 units. If a business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering.

Office Space

The Company maintains its principal executive offices at office space provided at no cost by a third party affiliated with one of its directors.

Consulting Fees

The Company is permitted to pay consulting fees to its officers, directors, shareholders or their affiliates for assisting the Company in consummating the initial business Combination in an amount not to exceed an aggregate of $500,000.

Related Party Policy

Our Code of Ethics, which we adopted upon consummation of our initial public offering, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or Initial Shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Director Independence

Currently B. Luke Weil, Matthew S. N. Kibble and Edward G. Navarro would each be considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related-party transactions must be approved by our audit committee and a majority of disinterested independent directors.

PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS

PROPOSAL ONE — ELECTION OF ONE CLASS A DIRECTOR

Our board of directors is and will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers”.

Mr. Edward G. Navarro has been nominated for election at the Meeting, as a director in Class A, to hold office until the annual general meeting of shareholders in 2020, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of Mr. Navarro unless he shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that Mr. Navarro will be unavailable or, if elected, will decline to serve.

Nominee Biography

For the biography of Mr. Navarro, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The nominee receiving the highest number of affirmative votes shall be elected as a director. You may withhold votes from any nominee.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the shareholders to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2017. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2017, our Audit Committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended November 30, 2016. A representative of Marcum LLP is expected to be present at the Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

The firm of Marcum LLP acts as our independent registered public accounting firm. The following is a summary of fees paid to Marcum LLP for services rendered.

Audit Fees

During the fiscal year ended November 30, 2016, audit fees for our independent registered public accounting firm were $53,000. During the period ended November 30, 2015, audit fees for our independent registered public accounting firm were approximately $80,000 which related to the Company’s initial audit, review of Form S-1 and amendments to the S-1, quarterly review and annual audit for the period ended November 30, 2015.

Audit-Related Fees

During the fiscal year ended November 30, 2016 and period ended November 30, 2015, audit-related fees for our independent registered public accounting firm were $0 and $0, respectively.

Tax Fees

During the fiscal year ended November 30, 2016 and period ended November 30, 2015, fees for tax services for our independent registered public accounting firm were $0 and $0, respectively.

All Other Fees

During the fiscal year ended November 30, 2016 and period ended November 30, 2015, fees for other services were $0 and $0, respectively.

Audit Committee Approval

Since our audit committee was not formed until November 24, 2015, the audit committee did not pre-approve all of the foregoing services although any services rendered prior to the formation of our audit committee were approved by our board of directors. However, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by our audit committee.

Vote Required

The ratification of the appointment of Marcum LLP requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum LLP as our independent registered public accounting firm.

ANDINA ACQUISITION CORP. II

250 West 57th Street, Suite 2223

New York, New York 10107

June 29, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ANDINA ACQUISITION CORP. II

The undersigned hereby appoints Mauricio Orellana and Eric Carrera and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of Andina Acquisition Corp. II (the “Company”) held of record by the undersigned at the close of business on June 2, 2017 at the Annual general meeting of Shareholders to be held at the offices of Graubard Miller located at 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Thursday, June 29, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND FOR PROPOSAL TWO. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

ANDINA ACQUISITION CORP. II

This Proxy Statement and the Annual Report on Form 10-K are available at:

http://www.cstproxy.com/andinaacquisition/2017

Please mark your votes like this	[ ]

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE, AND “FOR” PROPOSAL TWO.

1.	To elect one Class A Director to serve on the Company’s Board of Directors until the 2020 annual general meeting of shareholders or until his successor is elected and qualified.

Election of Class A Director: Edward G. Navarro

For [ ]	Withhold [ ]

2.	Ratification of the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the financial year ending November 30, 2017.

For [ ]	Against [ ]	Abstain [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date , 2017

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.